Exhibit 99.2

Where to Get More Information

Prentiss Properties welcomes questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquiries to our Investor Relations Department at the following:

By phone
Switchboard	214.654.0886
Investor Relations	214.654.5720

By facsimile	214.350.2437

By email	ir@pplinc.com

By mail	Prentiss Properties Trust
Investor Relations
3890 W. Northwest Hwy.
Suite 400
Dallas, Texas 75220

Web site	www.prentissproperties.com

Tentative Earnings Announcements and Dividend Declarations

	2004 Q4	2005 Q1	2005 Q2	2005 Q3	2005 Q4
Earnings Announcements	2/1	4/18	7/19	10/18	1/31
Dividend Declarations	12/8	3/9	6/8	9/7	12/7

Prentiss Properties Trust

Supplemental Information

3rd Quarter 2004

Overview and Highlights
Financial Highlights	1
Calculation of FFO and FAD	2
Calculation of NOI	3
Consolidated Balance Sheets	4
Consolidated Statements of Income	5
Joint Venture Financial Summary	6
Same Store Growth	7
Portfolio Analysis	8
Significant Tenants	9
Industry Diversification	10

Leasing
Leasing Activity Summary	11
Year-To-Date Renewal Analysis	12
Lease Expirations	13-16

Capital Expenditures
Development, Leasing and Capital Expenditure Summary	17
Capital Expenditures	18
Year-to-Date Non Incremental Leasing Cost Analysis	19
Non-Incremental Leasing Cost Analysis by City	20

Development
Summary of Land Held for Future Development	21
Summary of Development Activity	22
Description and Facts for Properties Under Development	23

Other Information
Acquisition and Disposition Activity	24
Summary of Properties Owned and Managed	25
Selected Property Data	26-28
Summary of Financing	29
Return on Invested Capital/Stock Performance	30
Definitions of Non-GAAP Financial Measures	31-33

Financial Highlights

(dollar in thousands, except per share amounts, shares and units in thousands)

	For the Three Months Ended or as of
	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
Financial Information (1)
Assets	2,233,492	2,274,336	2,186,998	2,271,932	2,221,897
Gross Book Value of Real Estate Assets	2,172,995	2,211,098	2,139,087	2,194,683	2,151,941
Unsecured Debt	367,830	413,900	307,450	300,000	247,050
Secured Debt	781,393	772,635	810,884	813,290	847,639
Weighted Average Maturity (years) (2)	4.4	4.4	4.6	4.6	4.8
NOI	58,462	57,560	58,961	58,662	56,584
Total Property Revenues (3)	93,477	93,326	92,949	90,640	89,065
Total Property Expenses (4)	32,421	33,413	32,829	31,536	30,570
Property NOI	61,056	59,913	60,120	59,104	58,495
Property Operating Margin	65.32%	64.20%	64.68%	65.21%	65.68%
Adjusted FFO/Share (5)	$0.77	$0.76	$0.77	$0.77	$0.76
Capitalization
Total Debt (1)	1,149,223	1,186,535	1,118,334	1,113,290	1,094,689
Total Common Shares Outstanding (6)	44,925	44,846	44,313	42,696	41,733
Total Convertible Preferred Shares Outstanding	3,774	3,774	3,774	3,774	3,774
Total OP Units Outstanding	1,417	1,437	1,437	1,475	1,488
Combined Shares and OP Units Outstanding	50,116	50,057	49,524	47,945	46,995
Share Price at Quarter End	$36.00	$33.52	$36.90	$32.99	$31.00
Equity Value of Common and Common Equivalents	1,804,176	1,677,911	1,827,436	1,581,706	1,456,845
Perpetual Preferred Equity		—	—	105,000	105,000
Total Market Capitalization	2,953,399	2,864,446	2,945,770	2,799,996	2,656,534
Debt/Total Market Capitalization	38.9%	41.4%	38.0%	39.8%	41.2%
Financial Ratios
Interest Coverage	3.01	2.99	3.11	2.98	2.86
Fixed Charge Coverage (including preferred dividends)	2.72	2.69	2.65	2.47	2.35
Adjusted FFO Pay-out (6)	72.62%	74.20%	74.00%	73.29%	75.72%
FAD Pay-out	105.23%	101.32%	106.26%	115.81%	105.97%
FAD Less Dividends	(1,395)	(365)	(1,394)	(3,662)	(1,483)
ROIC - Annualized NOI / Operating Real Estate	10.86%	10.71%	10.89%	10.70%	10.67%
ROIC - Annualized NOI / (Op. Real Estate + Net Deferred Leasing Cost)	9.95%	9.87%	10.04%	9.84%	9.90%
Annualized NOI / Total Assets (book value before depreciation)	9.39%	9.11%	9.67%	9.06%	9.23%
Debt / Total Assets (book value before depreciation)	46.16%	46.96%	45.84%	43.01%	44.65%
Debt / Annualized NOI	4.91	5.15	4.74	4.74	4.84

(1)	- Amounts adjusted to Prentiss Properties’ ownership percentage for unconsolidated and consolidated joint ventures.

(2)	- Excludes our line of credit.

(3)	- Includes property revenues from discontinued operations.

(4)	- Includes property expenses from discontinued operations.

(5)	- Adjusted to add back impairment losses and debt defeasance related to real estate.

(6)	- Includes 79,280 shares in treasury related to our deferred compensation plan.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 1

Calculation of FFO and FAD

For Common Shares and Common Share Equivalents

(000s, except per share data)

	Nine Months Ended		Three Months Ended
	9/30/2004	9/30/2003	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
Funds from Operations (FFO):
Net income	$48,345	$38,240	$12,554	$18,792	$16,999	$21,177	$14,218
Adjustments:
Real estate depreciation and amortization(1)	71,135	58,448	24,368	23,785	22,982	21,524	19,437
Minority interests (2)	1,367	1,205	333	538	496	670	448
Minority interest share of depreciation and amortization	(3,305)	—	(1,181)	(1,303)	(821)	—	—
Pro rata share of joint venture depreciation and amortization	2,229	2,210	749	744	736	750	739
Issue costs of preferred units redeemed	(1,600)	—	—	—	(1,600)	—	—
(Gain)/loss on sale of real estate	(9,586)	2,547	1,821	(10,091)	(1,316)	(7,525)	(85)
FFO applicable to common and common equivalents	$108,585	$102,650	$38,644	$32,465	$37,476	$36,596	$34,757
Impairment losses and debt defeasance related to real estate	5,316	1,792	—	5,316	—	—	—
Adjusted FFO applicable to common and common equivalents	$113,901	$104,442	$38,644	$37,781	$37,476	$36,596	$34,757
Weighted average common shares, units and common shares equivalents (diluted)	49,572	44,854	50,086	49,738	48,896	47,510	45,746
Adjusted FFO per weighted average shares outstanding (diluted)	$2.30	$2.33	$0.77	$0.76	$0.77	$0.77	$0.76
Funds Available for Distribution (FAD) :
Adjusted FFO	$113,901	$104,442	$38,644	$37,781	$37,476	$36,596	$34,757
Adjustments:
Straight-line rent adjustment	(6,909)	(5,508)	(2,199)	(2,231)	(2,479)	(2,438)	(1,558)
FAS 141 adjustment	(590)	(385)	(344)	(256)	10	(5)	(385)
Amortization of deferred financing fees	1,807	1,765	646	582	579	575	692
Capital expenditures	(27,771)	(20,246)	(10,077)	(8,209)	(9,485)	(11,570)	(8,671)
FAD	$80,438	$80,068	$26,670	$27,667	$26,101	$23,158	$24,835
Weighted average common shares, units and common shares equivalents (diluted)	49,572	44,854	50,086	49,738	48,896	47,510	45,746
Dividend per share	$1.680	$1.680	$0.560	$0.560	$0.560	$0.560	$0.560
Total dividend declared	$83,831	$76,040	$28,065	$28,032	$27,734	$26,820	$26,318
Payout ratio of Adjusted FFO	73.60%	72.81%	72.62%	74.20%	74.00%	73.29%	75.72%
Payout ratio of FAD	104.22%	94.97%	105.23%	101.32%	106.26%	115.81%	105.97%

(1)	- Excludes depreciation and amortization not related to real estate.

(2)	- Represents the minority interest attributable to holders of common partnership units. The units are included in the share count.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 2

Calculation of NOI

(dollars in thousands)

	Nine Months Ended		Three Months Ended
NOI	9/30/2004	9/30/2003	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
Net income	$48,345	$38,240	$12,554	$18,792	$16,999	$21,177	$14,218
Adjustments:
Interest expense and amortization of financing	53,370	54,006	18,231	17,736	17,403	18,092	18,181
Real estate depreciation and amortization	71,135	58,448	24,368	23,785	22,982	21,524	19,437
Minority interests share of interest expense and deferred financing	(372)	—	(372)	—	—	—	—
Minority interests share of depreciation and amortization	(3,305)	—	(1,181)	(1,303)	(821)	—	—
Other depreciation and amortization	396	273	144	123	129	11	124
Tax expenses	(175)	656	276	(43)	(408)	403	(240)
Minority interests applicable to common units	1,367	1,205	333	538	496	670	448
Minority interests applicable to preferred units	1,204	6,477	—	—	1,204	1,971	2,159
Loss on investment in securities	420	—	—	420	—	—	—
(Gain)/loss on sales, net of related defeasance cost	(4,270)	2,547	1,821	(4,775)	(1,316)	(7,525)	(85)
Loss on impairment of discontinued operations	—	1,792	—	—	—	—	—
Equity in income of unconsolidated joint ventures	(1,790)	(1,933)	(616)	(596)	(578)	(622)	(595)
Net operating income of unconsolidated joint ventures	8,658	8,960	2,904	2,883	2,871	2,961	2,937

NOI	$174,983	$170,671	$58,462	$57,560	$58,961	$58,662	$56,584

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 3

Prentiss Properties Trust

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
Assets
Operating real estate:
Land	$336,245	$345,089	$325,623	$325,623	$309,898
Buildings and improvements	1,731,346	1,779,810	1,728,823	1,727,056	1,683,543
Less: accumulated depreciation	(224,748)	(221,575)	(222,080)	(210,944)	(200,034)

	1,842,843	1,903,324	1,832,366	1,841,735	1,793,407
Construction in progress	18,085	12,594	—	—	—
Land held for development	58,871	43,678	47,462	47,202	63,699
Deferred charges and other assets, net	227,652	224,019	207,291	207,795	194,484
Notes receivable	5,440	5,942	6,440	15,904	13,354
Receivables, net	54,841	51,030	49,451	47,412	43,137
Cash and cash equivalents	6,956	10,035	11,215	5,945	9,184
Escrowed cash	9,579	10,149	13,062	11,913	11,825
Investments in securities and insurance contracts	2,928	3,030	3,395	2,579	2,239
Investments in unconsolidated joint ventures	12,906	12,774	14,274	14,215	14,326
Interest rate hedges	2,107	5,099	475	1,768	—

Total assets	$2,242,208	$2,281,674	$2,185,431	$2,196,468	$2,145,655

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and notes payable	$1,115,534	$1,103,992	$1,034,934	$1,029,035	$1,009,596
Interest rate hedges	6,775	5,277	10,476	9,842	11,398
Accounts payable and other liabilities	84,515	73,487	68,039	81,741	77,316
Mandatorily redeemable preferred units	—	—	—	10,000	10,000
Distributions payable	28,072	28,041	27,742	28,986	28,483

Total liabilities	1,234,896	1,210,797	1,141,191	1,159,604	1,136,793

Minority interest in operating partnership	26,790	27,738	27,476	123,058	122,974

Minority interest in real estate partnerships	30,858	77,843	69,841	1,565	1,645

Commitments and contingencies
Shareholders’ equity:
Preferred shares $.01 par value, 20,000,000 shares authorized, 3,773,585 shares issued and outstanding	100,000	100,000	100,000	100,000	100,000
Common shares $.01 par value, 100,000,000 shares authorized, 48,127,475 and 45,772,383 (includes 3,281,285 and 3,159,089 in treasury) shares issued and outstanding at September 30, 2004 and December 31, 2003, respectively	481	480	475	458	448
Additional paid-in capital	1,017,744	1,014,116	997,537	942,644	913,625
Common shares in treasury, at cost, 3,281,285 and 3,159,089 shares at September 30, 2004 and December 31, 2003, respectively	(82,505)	(82,159)	(82,115)	(78,000)	(77,985)
Unearned compensation	(3,827)	(4,254)	(4,782)	(2,176)	(2,569)
Accumulated other comprehensive income	(4,061)	564	(9,176)	(7,198)	(10,606)
Retained earnings/(distributions in excess of earnings)	(78,168)	(63,451)	(55,016)	(43,487)	(38,670)

Total shareholders’ equity	949,664	965,296	946,923	912,241	884,243

Total liabilities and shareholders’ equity	$2,242,208	$2,281,674	$2,185,431	$2,196,468	$2,145,655

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 4

Prentiss Properties Trust

Consolidated Statements of Income

(in thousands, except per share amounts)

	Nine Months Ended		Three Months Ended
	9/30/2004	9/30/2003	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
Revenues:
Rental income	$265,123	$236,163	$91,626	$88,361	$85,136	$82,165	$80,264
Service business and other income	9,632	12,154	3,216	2,928	3,488	4,615	3,552

	274,755	248,317	94,842	91,289	88,624	86,780	83,816

Expenses:
Property operating and maintenance	66,675	58,427	22,900	22,183	21,592	23,003	19,490
Real estate taxes	29,219	26,163	9,631	10,015	9,573	6,063	7,813
General and administrative and personnel cost	8,793	8,375	3,423	2,785	2,585	2,613	2,747
Expenses of service business	6,785	7,599	2,670	2,466	1,649	2,914	2,478
Interest expense	50,604	50,350	17,580	16,825	16,199	16,882	16,853
Amortization of deferred financing costs	1,784	1,723	651	568	565	561	678
Depreciation and amortization	68,266	52,784	24,293	22,583	21,390	20,076	18,282

	232,126	205,421	81,148	77,425	73,553	72,112	68,341

Income from continuing operations before minority interests and equity in income of unconsolidated joint ventures	42,629	42,896	13,694	13,864	15,071	14,668	15,475
Minority interests	(2,504)	(7,691)	(325)	(570)	(1,609)	(2,588)	(2,578)
Equity in income of unconsolidated joint ventures	1,790	1,933	616	596	578	622	595
Loss on investment in securities	(420)	—	—	(420)	—	—	—

Income from continuing operations	41,495	37,138	13,985	13,470	14,040	12,702	13,492
Discontinued operations:
Income from discontinued operations including impairment losses	2,764	3,617	344	722	1,698	983	668
Gain/(loss) from disposition of discontinued operations	8,364	(4,457)	(1,821)	10,185	—	—	85
Loss from debt defeasance related to sale of real estate	(5,316)	—	—	(5,316)	—	—	—
Minority interest related to discontinued operations	(184)	32	46	(175)	(55)	(33)	(27)

	5,628	(808)	(1,431)	5,416	1,643	950	726
Income before gain on sale of properties	47,123	36,330	12,554	18,886	15,683	13,652	14,218
Gain/(loss) on sale of land	1,222	1,910	—	(94)	1,316	7,525	—

Net income	48,345	38,240	12,554	18,792	16,999	21,177	14,218
Preferred dividends	(7,939)	(6,339)	(2,113)	(2,113)	(3,713)	(2,113)	(2,113)

Net income applicable to common shareholders	$40,406	$31,901	$10,441	$16,679	$13,286	$19,064	$12,105

Net income per common share - basic	$0.91	$0.81	$0.23	$0.38	$0.31	$0.45	$0.30

Weighted average number of common shares outstanding - basic	44,170	39,397	44,691	44,386	43,426	42,059	40,231

Net income per common share - diluted	$0.91	$0.81	$0.23	$0.37	$0.30	$0.45	$0.30

Weighted average number of common shares and common share equivalents outstanding - diluted	44,358	39,588	44,882	44,527	43,670	42,255	40,484

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 5

Joint Venture Financial Summary

As of and for the Quarter Ended September 30, 2004

(dollars in thousands)

	Unconsolidated Joint Ventures Prentiss Ownership %			Consolidated Joint Ventures Prentiss Ownership %
	Broadmoor Austin 50%	Tysons International 25%	Unconsolidated Joint Ventures Total	Prentiss Office Investors 51%	Del Mar Heights 70%	Consolidated Joint Ventures Total
Results of Operations
Rental income before straight-line	$2,630	$735	$3,365	$2,419	$—	$2,419
Straight-line adjustment	(131)	10	(121)	147	—	147
Other income	—	4	4	—	2	2

Revenues	2,499	749	3,248	2,566	2	2,568
Property operating expense	(86)	(258)	(344)	(1,016)	—	(1,016)
Depreciation and amortization	(519)	(230)	(749)	(1,229)	—	(1,229)
Interest expense	(1,241)	(285)	(1,526)	(368)	—	(368)
Amortization of deferred financing costs	(9)	(4)	(13)	(19)	—	(19)

Net income	$644	$(28)	$616	$(66)	$2	$(64)

Add:
Depreciation	519	230	749	1,229	—	1,229

Funds from operations	$1,163	$202	$1,365	$1,163	$2	$1,165

Add:
Interest expense	1,241	285	1,526	368	—	368
Amortization of deferred financing costs	9	4	13	19	—	19

NOI	$2,413	$491	$2,904	$1,550	$2	$1,552

Balance Sheet Information
Real estate book value	$70,034	$24,917	$94,951	$63,909	$11,900	$75,809
Accumulated depreciation	(28,480)	(4,046)	(32,526)	(1,146)	—	(1,146)

Real estate book value after depreciation	$41,554	$20,871	$62,425	$62,763	$11,900	$74,663
Assets	$49,631	$23,644	$73,275	$79,498	$13,089	$92,587
Debt (1)	$66,840	$14,830	$81,670	$48,807	$2,541	$51,348
Equity	$(17,518)	$8,463	$(9,055)	$27,567	$8,563	$36,130

(1) -	All joint venture debt is non-recourse.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 6

Same Store Growth

(in thousands, except per share amounts)

		Three Months Ended September 30,
		2004	2003
Revenues:
Rental income		$80,391	$79,523
Less:
Straight-line rent adjustment		1,224	1,503
Termination fee income		3,189	506
Management and other fees, net		24	39

		76,002	77,553	-2.0%

Expenses:
Property operating and maintenance		18,996	19,618	-3.2%
Real estate taxes		8,210	7,815	5.1%

		27,206	27,433	-0.8%

		48,796	50,120	-2.6%

Occupancy		89.2%	89.9%

Properties	109

Square Feet	15,382

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 7

Portfolio Analysis: Operating Properties

	Percentage of EBITDA by Location and Building Type For the Quarter Ended 9/30/04			Percentage Leased by Location and Building Type at September 30, 2004			Rentable Square Footage (000s) of Properties by Location and Building Type at September 30, 2004
	Office	Industrial	Total	Office	Industrial	Total	Office	Industrial	Total	% of Total
Core Markets
Metropolitan Washington, D.C.	27.1%		27.1%	89.4%		89.4%	4,000		4,000	22.3%
Dallas / Fort Worth	20.2%		20.2%	84.5%		84.5%	4,718		4,718	26.3%
Austin	16.4%		16.4%	97.0%		97.0%	1,673		1,673	9.3%
Chicago	12.2%	1.0%	13.2%	84.5%	98.1%	87.7%	2,262	682	2,944	16.4%
Northern California	9.1%		9.1%	91.4%		91.4%	1,313		1,313	7.3%
San Diego	6.1%	1.5%	7.6%	92.1%	100.0%	94.1%	814	268	1,082	6.0%
Other Markets
Los Angeles		2.9%	2.9%		88.3%	88.3%		1,253	1,253	7.0%
Denver	2.5%		2.5%	89.3%		89.3%	709		709	4.0%
Detroit	1.2%		1.2%	88.4%		88.4%	242		242	1.3%

	94.7%	5.3%	100.0%	88.3%	92.8%	88.9%	15,731	2,203	17,934	100.0%

				Percentage of Total			87.7%	12.3%	100.0%

Notes:

(1) -	Analysis relates to operating properties owned at the end of the period only.

(2) -	Jointly owned properties are included at Prentiss Properties Trust’s ownership share.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 8

Significant Tenants

September 30, 2004

Tenants	Number of Properties	Annualized Base Rental Revenue ($000)’s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)’s	Percentage of Company Leased Sq. Ft.	Month of Lease Expiration (Sq.Ft. in 000’s)
IBM	4	18,576	6%	973	6%	3/06 (169); 1/08 (24); 8/08 (150); 9/09 (163); 3/11 (387); 1/13 (80)
Kaiser Foundation Health Plan	1	9,623	3%	312	2%	2/11
7-11, Inc.	1	9,425	3%	504	3%	4/07
Northrop Grumman Corporation	4	7,215	2%	267	2%	8/07 (73); 3/08 (168); 4/08 (26)
General Services Administration-U.S. Govt	5	5,721	2%	301	2%	1/05 (19); 1/06 (60); 2/06 (20); 2/07 (36); 4/07 (3); 10/12 (9); 2/13 (51); 9/13 (103)
Verizon Communications	4	5,389	2%	282	2%	12/04 (101); 4/06 (172); 8/08 (9)
AT & T	2	5,269	2%	205	1%	12/05 (38); 4/06 (1); 5/09 (166)
R.R. Donnelley	2	5,150	2%	303	2%	10/04 (46); 8/11 (257)
CGI Group, Inc.	1	5,008	2%	264	2%	2/11
Aspen Systems Corporation	1	4,616	2%	208	1%	9/07
Burlington Resources	1	4,266	1%	199	1%	6/13
Perot Systems	2	4,253	1%	161	1%	12/11 (71); 7/15 (90)
Americredit	1	4,165	1%	238	1%	5/11
Brandes Investments	1	4,004	1%	128	1%	9/11
World Savings & Loan	1	3,965	1%	148	1%	12/07
National Union Fire Insurance (AIG)	1	3,915	1%	193	1%	2/09
Thomson Corporation	2	3,671	1%	210	1%	5/11 (82); 7/13 (128)
Hoechst Celanese	2	3,337	1%	185	1%	7/07
HMSHost	1	3,267	1%	102	1%	12/06
The Lewin Group	1	3,179	1%	103	1%	2/09

Total:		114,014	37%	5,286	33%

Total Company		304,733		15,938

The above table sets forth a schedule of the Company’s 20 largest tenants including subsidiaries for the Operating Properties as of September 30, 2004, based upon annualized base rents. Annualized base rental revenue is based on actual September 2004 billings times 12. For leases whose rent commences after October 1, 2004, annualized base rental revenue is based on the first month’s billing times 12. As annualized base rental revenue is not derived from the historical GAAP results, historical results may differ from those set forth above.

The above table includes office and industrial properties, with Broadmoor Austin, 8260 Greensboro Drive, 1676 International Drive and Prentiss Office Investors, LP listed at their ownership percentage.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 9

Industry Diversification

September 30, 2004

Industry Classification	Annualized Base Rental Revenue ($000)’s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)’s	Percentage of Total Company Leased Sq. Ft.
Computer Systems Design	53,994	18%	2,662	17%
Management / Scientific & Technical	25,184	8%	1,117	7%
Insurance Carriers	20,579	7%	1,065	7%
Legal Services	15,117	5%	683	4%
Ambulatory Health Care Services	13,913	5%	506	3%
Securities, Commodity / Other	12,340	4%	536	3%
Other Professional - Scientific	12,020	4%	574	4%
Broadcasting / Telecommunication	10,923	4%	515	3%
Architectural / Engineering	9,957	3%	400	3%
Food & Beverage Stores	9,559	3%	519	3%
Commercial Banking	8,924	3%	467	3%
Monetary Authority - Central Bank	8,276	3%	325	2%
Real Estate	7,985	3%	396	2%
Information Services / Data Processing	7,171	2%	340	2%
Printing & Related Support	6,076	2%	380	2%
Computer/Electronic Product Manufacturing	5,753	2%	314	2%
Accounting / Tax Preparation / Payroll	5,717	2%	237	1%
Funds, Trusts & Other Financial	4,649	2%	276	2%
Warehousing / Storage Facilities	4,550	1%	901	6%
Food Services / Drinking Places	4,216	1%	238	1%
Specialized Design Services	4,157	1%	217	1%
Oil & Gas Extraction	3,755	1%	242	2%
Chemical Manufacturing	3,660	1%	202	1%
Educational Services	3,239	1%	187	1%
Food Manufacturing	3,213	1%	206	1%
Accommodations	2,831	1%	106	1%
Administration / Support Service	2,654	1%	133	1%
Publishing Industries	2,329	1%	124	1%
Miscellaneous Manufacturing	2,136	1%	382	2%
Housing/Urban Planning/Development	2,066	1%	112	1%
Other	27,790	9%	1,576	10%

Total:	304,733	100%	15,938	100%

The above table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Operating Properties.

The Company’s tenants are classified according to the U.S. Government’s new North American Industrial Classification System (NAICS) which is replacing the Standard Industrial Code (SIC) system.

The above table includes office and industrial properties, with Broadmoor Austin, 8260 Greensboro Drive, 1676 International Drive and Prentiss Office Investors, LP listed at their ownership percentage.

Annualized base rental revenue is based on actual September 2004 billings times 12. For leases whose rent commences after October 1, 2004, annualized base rental revenue is based on the first month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 10

Leasing Activity Summary

For the Quarter Ended September 30, 2004

	9/30/04		% Leased at 6/30/04	KSF Leased at 6/30/04	KSF Expiring During Period	Leasing Activity(KSF) :				KSF Leased at 9/30/04	% Leased at 9/30/04	Cash Net Rent / SF		Straight-lined Net Rent /SF		% Increase of SL Net Rent
	KSF	%				Renew	Expand	New	Acquire			Expiring Leases	Leasing Activity	Expiring Leases	Leasing Activity
Office Properties
Oakland	1,007	6%	98%	982	(2)	0	0	0	0	980	97%
Silicon Valley	306	2%	72%	220	0	0	0	0	0	220	72%
San Diego	814	5%	94%	768	(65)	20	4	23	0	750	92%	$20.17	$18.81	$19.83	$19.80	0%
Chicago	2,262	13%	80%	1,813	(51)	16	10	124	0	1,912	85%	$17.73	$11.33	$16.54	$13.21	-20%
Austin	1,673	9%	98%	1,644	(100)	6	1	72	0	1,623	97%	$18.30	$12.79	$18.28	$13.61	-26%
Dallas	3,693	21%	88%	3,264	(324)	3	47	13	0	3,003	81%	$10.10	$8.25	$10.06	$8.37	-17%
Fort Worth	1,025	6%	96%	985	(2)	0	0	0	0	983	96%
Northern Virginia	2,737	15%	93%	2,538	(232)	62	12	125	0	2,505	92%	$17.06	$16.02	$17.26	$17.75	3%
Suburban Maryland	1,263	7%	83%	1,052	(4)	0	6	17	0	1,071	85%	$14.68	$14.47	$13.81	$15.37	11%

Subtotal - Core Markets	14,780	82%	90%	13,266	(780)	107	80	374	0	13,047	88%	$16.80	$13.61	$16.48	$14.97	-9%

Denver	709	4%	89%	629	(13)	12	3	2	0	633	89%	$14.50	$8.87	$12.90	$8.87	-31%
Detroit	242	1%	86%	209	(10)	10	0	5	0	214	88%	$18.23	$15.21	$17.44	$15.67	-10%

Subtotal - Other Markets	951	5%	88%	838	(23)	22	3	7	0	847	89%	$16.25	$11.84	$15.03	$12.06	-20%

Total - Office Properties	15,731	88%	90%	14,104	(803)	129	83	381	0	13,894	88%	$16.77	$13.51	$16.40	$14.82	-10%

Industrial Properties
Los Angeles	1,253	7%	100%	1,253	(263)	117	0	0	0	1,107	88%	$5.69	$6.16	$5.51	$6.45	17%
San Diego	268	1%	99%	268	(13)	13	0	0	0	268	100%	$10.08	$10.08	$10.08	$10.08	0%
Chicago	682	4%	96%	656	0	0	0	13	0	669	98%	$5.65	$4.68	$5.10	$4.38	-14%

Total - Industrial Props.	2,203	12%	99%	2,177	(276)	130	0	13	0	2,044	93%	$6.09	$6.38	$5.89	$6.59	12%

Total Properties	17,934	100%	91%	16,281	(1,079)	259	83	394	0	15,938	89%

Notes:	The Leasing Activity Summary reflects activity for all operating properties. Rates for “Expiring Leases” relate to the lease previously occupying the space.

“Net Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement less any portion of that base rent used by landlord to offset real estate taxes, utility charges, and other operating expenses incurred in connection with the leased space. Square footage shown at Prentiss Properties Trust’s ownership percentage.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 11

Year-To-Date Renewal Analysis

For the Period Ended September 30, 2004

	Q1 2004		Q2 2004		Q3 2004		YTD 2004
Percentage of Tenants Retained on a Square Footage Basis	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate
Office	332	45%	312	71%	803	22%	1,447	37%
Industrial	90	32%	100	58%	276	47%	466	47%

Total	422	42%	412	67%	1,079	28%	1,913	40%

	Q1 2004		Q2 2004		Q3 2004		YTD 2004
Percentage of Tenants Retained on a Number of Leases Basis	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate
Office	54	61%	51	63%	47	45%	152	57%
Industrial	9	44%	6	83%	4	75%	19	63%

Total	63	59%	57	65%	51	47%	171	57%

Notes:	The calculation is based upon the percentage of expiring leases in the appropriate building with a tenant or subtenant being retained in the expiring space or an existing tenant expanding into the expiring space.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 12

Lease Expirations

From October 1, 2004

Office Properties

		2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	Thereafter
Southwest Office	Square Feet Expiring (000’s)	110	483	607	1,039	462	870	354	1,025	216	647	429
	Square Feet as a % of NRA	2%	7%	9%	15%	7%	12%	5%	14%	3%	9%	6%
	Annualized Base Rent in Expiring Year (000’s)	$2,001	$8,841	$12,330	$19,634	$7,553	$17,979	$6,542	$21,455	$4,206	$11,853	$7,307
	Annualized Base Rent PSF in Expiring Year	$18.19	$18.30	$20.31	$18.90	$16.35	$20.67	$18.48	$20.93	$19.47	$18.32	$17.03
	Number of Leases Expiring	24	44	40	46	44	36	13	12	6	8	7
Mid-Atlantic Office	Square Feet Expiring (000’s)	189	257	650	614	299	493	266	435	110	9	254
	Square Feet as a % of NRA	5%	6%	16%	15%	7%	12%	7%	11%	3%	0%	6%
	Annualized Base Rent in Expiring Year (000’s)	$4,286	$6,855	$16,855	$15,260	$8,257	$13,580	$6,890	$10,551	$3,537	$232	$5,845
	Annualized Base Rent PSF in Expiring Year	$22.68	$26.67	$25.93	$24.85	$27.62	$27.55	$25.90	$24.26	$32.15	$25.78	$23.01
	Number of Leases Expiring	15	29	42	32	18	32	14	7	3	2	7
Midwest Office	Square Feet Expiring (000’s)	38	160	209	135	110	144	91	392	198	237	412
	Square Feet as a % of NRA	2%	6%	8%	5%	4%	6%	4%	16%	8%	9%	16%
	Annualized Base Rent in Expiring Year (000’s)	$998	$3,247	$4,817	$3,426	$2,115	$3,194	$1,876	$9,668	$4,569	$5,135	$9,215
	Annualized Base Rent PSF in Expiring Year	$26.26	$20.29	$23.05	$25.38	$19.23	$22.18	$20.62	$24.66	$23.08	$21.67	$22.37
	Number of Leases Expiring	7	26	24	23	20	24	8	10	11	10	19
Northern California Office	Square Feet Expiring (000’s)	13	70	60	223	117	33	81	312	55	0	236
	Square Feet as a % of NRA	1%	5%	5%	17%	9%	3%	6%	24%	4%	0%	18%
	Annualized Base Rent in Expiring Year (000’s)	$383	$2,234	$1,826	$6,451	$3,495	$1,162	$2,867	$10,262	$1,609	$0	$4,364
	Annualized Base Rent PSF in Expiring Year	$29.46	$31.91	$30.43	$28.93	$29.87	$35.21	$35.40	$32.89	$29.25	$0.00	$18.49
	Number of Leases Expiring	9	18	10	18	7	7	3	1	2	0	2
Southern California Office	Square Feet Expiring (000’s)	35	122	115	107	94	80	42	128	1	12	14
	Square Feet as a % of NRA	4%	15%	14%	13%	12%	10%	5%	16%	0%	1%	2%
	Annualized Base Rent in Expiring Year (000’s)	$938	$3,276	$2,896	$3,066	$2,571	$2,373	$1,504	$4,442	$58	$469	$497
	Annualized Base Rent PSF in Expiring Year	$26.80	$26.85	$25.18	$28.65	$27.35	$29.66	$35.81	$34.70	$58.00	$39.08	$35.50
	Number of Leases Expiring	16	45	37	30	14	16	3	1	1	1	2
Total Office Properties	Square Feet Expiring (000’s)	385	1,092	1,641	2,118	1,082	1,620	834	2,292	580	905	1,345
	Square Feet as a % of NRA	2%	7%	10%	13%	7%	10%	5%	15%	4%	6%	9%
	Annualized Base Rent in Expiring Year (000’s)	$8,606	$24,453	$38,724	$47,837	$23,991	$38,288	$19,679	$56,378	$13,979	$17,689	$27,228
	Annualized Base Rent PSF in Expiring Year	$22.35	$22.39	$23.60	$22.59	$22.17	$23.63	$23.60	$24.60	$24.10	$19.55	$20.24
	Number of Leases Expiring	71	162	153	149	103	115	41	31	23	21	37

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial data	Prentiss Properties Trust	3rd Quarter 2004 Page 13

Lease Expirations

From October 1, 2004

Industrial Properties

		2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	Thereafter
Midwest Industrial	Square Feet Expiring (000’s)	110	0	214	28	267	50	0	0	0	0	0
	Square Feet as a % of NRA	16%	0%	31%	4%	39%	7%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$385	$0	$766	$165	$988	$262	$0	$0	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$3.50	$0.00	$3.58	$5.89	$3.70	$5.24	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	1	0	3	2	1	1	0	0	0	0	0
Southern California Industrial	Square Feet Expiring (000’s)	45	328	144	429	184	245	0	0	0	0	0
	Square Feet as a % of NRA	3%	22%	9%	28%	12%	16%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$278	$2,338	$1,957	$2,962	$1,403	$1,845	$0	$0	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$6.18	$7.13	$13.59	$6.90	$7.63	$7.53	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	1	8	3	6	4	7	0	0	0	0	0
Total Industrial Properties	Square Feet Expiring (000’s)	155	328	358	457	451	295	0	0	0	0	0
	Square Feet as a % of NRA	7%	15%	16%	21%	20%	13%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	663	2,338	2,723	3,127	2,391	2,107	0	0	0	0	0
	Annualized Base Rent PSF in Expiring Year	$4.28	$7.13	$7.61	$6.84	$5.30	$7.14	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	2	8	6	8	5	8	0	0	0	0	0

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial data	Prentiss Properties Trust	3rd Quarter 2004 Page 14

Lease Expirations for the Next Four Quarters

From October 1, 2004

Office Properties

		Qtr 4 2004	Qtr 1 2005	Qtr 2 2005	Qtr 3 2005	Total
Southwest Office	Square Feet Expiring (000’s)	110	69	220	85	484
	Square Feet as a % of NRA	2%	1%	3%	1%	7%
	Annualized Base Rent in Expiring Year (000’s)	$2,001	$1,314	$3,822	$1,601	$8,738
	Annualized Base Rent PSF in Expiring Year	$18.19	$19.04	$17.37	$18.84	$18.05
	Number of Leases Expiring	24	11	12	11	58
Mid-Atlantic Office	Square Feet Expiring (000’s)	189	22	67	11	289
	Square Feet as a % of NRA	5%	1%	2%	0%	7%
	Annualized Base Rent in Expiring Year (000’s)	$4,286	$623	$1,877	$303	$7,089
	Annualized Base Rent PSF in Expiring Year	$22.68	$28.32	$28.01	$27.55	$24.53
	Number of Leases Expiring	15	6	6	5	32
Midwest Office	Square Feet Expiring (000’s)	38	43	6	8	95
	Square Feet as a % of NRA	2%	2%	0%	0%	4%
	Annualized Base Rent in Expiring Year (000’s)	$998	$1,101	$120	$80	$2,299
	Annualized Base Rent PSF in Expiring Year	$26.26	$25.60	$20.00	$10.00	$24.20
	Number of Leases Expiring	7	8	1	4	20
Northern California Office	Square Feet Expiring (000’s)	13	15	22	3	53
	Square Feet as a % of NRA	1%	1%	2%	0%	4%
	Annualized Base Rent in Expiring Year (000’s)	$383	$484	$731	$137	$1,735
	Annualized Base Rent PSF in Expiring Year	$29.46	$32.27	$33.23	$45.67	$32.74
	Number of Leases Expiring	9	4	4	2	19
Southern California Office	Square Feet Expiring (000’s)	35	21	33	20	109
	Square Feet as a % of NRA	4%	3%	4%	2%	13%
	Annualized Base Rent in Expiring Year (000’s)	$938	$556	$892	$452	$2,838
	Annualized Base Rent PSF in Expiring Year	$26.80	$26.48	$27.03	$22.60	$26.04
	Number of Leases Expiring	16	9	13	9	47
Total Office Properties	Square Feet Expiring (000’s)	385	170	348	127	1,030
	Square Feet as a % of NRA	2%	1%	2%	1%	7%
	Annualized Base Rent in Expiring Year (000’s)	$8,606	$4,078	$7,442	$2,573	$22,699
	Annualized Base Rent PSF in Expiring Year	$22.35	$23.99	$21.39	$20.26	$22.04
	Number of Leases Expiring	71	38	36	31	176

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial data	Prentiss Properties Trust	3rd Quarter 2004 Page 15

Lease Expirations for the Next Four Quarters

From October 1, 2004

Industrial Properties

		Qtr 4 2004	Qtr 1 2005	Qtr 2 2005	Qtr 3 2005	Total
Midwest Industrial	Square Feet Expiring (000’s)	110	0	0	0	110
	Square Feet as a % of NRA	16%	0%	0%	0%	16%
	Annualized Base Rent in Expiring Year (000’s)	$385	$0	$0	$0	$385
	Annualized Base Rent PSF in Expiring Year	$3.50	$0.00	$0.00	$0.00	$3.50
	Number of Leases Expiring	1	0	0	0	1
Southern California Industrial	Square Feet Expiring (000’s)	45	23	149	67	284
	Square Feet as a % of NRA	3%	2%	10%	4%	19%
	Annualized Base Rent in Expiring Year (000’s)	$278	$284	$1,059	$452	$2,073
	Annualized Base Rent PSF in Expiring Year	$6.18	$12.35	$7.11	$6.75	$7.30
	Number of Leases Expiring	1	1	3	2	7
Total Industrial Properties	Square Feet Expiring (000’s)	155	23	149	67	394
	Square Feet as a % of NRA	7%	1%	7%	3%	18%
	Annualized Base Rent in Expiring Year (000’s)	663	284	1,059	452	$2,458
	Annualized Base Rent PSF in Expiring Year	$4.28	$12.35	$7.11	$6.75	$6.24
	Number of Leases Expiring	2	1	3	2	8

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 16

Development, Leasing and

Capital Expenditures Summary

	(000s) For the Three Months Ended
	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
Development (1)	$3,901	$655	$37	$4,615	$103
Re-development (2)	1,020	453	1,450	1,319	592

Subtotal Developments	4,921	1,108	1,487	5,934	695

Incremental Leasing Costs (3)	2,904	1,843	908	972	497
Incremental Capital Expenditures (4)	188	73	319	1,204	52

Subtotal Incremental	3,092	1,916	1,227	2,176	549

Non-incremental Leasing Costs (5)	9,008	7,449	7,748	10,370	8,275
Non-incremental Capital Expenditures (5)	1,069	760	1,737	1,200	396

Subtotal Non-Incremental	10,077	8,209	9,485	11,570	8,671

Total Capital Expenditures	$18,090	$11,233	$12,199	$19,680	$9,915

(1)	Development includes all new construction costs related to base building and all costs associated with leasing these new properties.

(2)	Redevelopment costs are related to 123 North Wacker and 5480 Great America Parkway. We classify projects as redevelopments if we make substantial improvements to the property, which change the character of the asset and result in development type returns on capital. Since our IPO, 123 North Wacker, Park West at Dulles and 5480 Great America Parkway are the only redevelopments we have done.

(3)	Incremental Leasing Costs include costs to lease any shell space in our developments after they have been moved to our operating portfolio. Incremental Leasing Costs also include costs to lease shell or vacant space acquired by acquisition.

(4)	Incremental Capital Expenditures include costs incurred to expand rentable square footage in a project or are capital improvements that we identified as necessary at the time of acquisition and are then completed as soon as practicable and possible after acquisition. Additionally, costs of major renovations that raise the class level of the property are considered Incremental Capital Expenditures.

(5)	Non-incremental leasing costs are all leasing costs that are not incremental leasing costs. All capital expenditures that are not incremental capital expenditures are non-incremental capital expenditures.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 17

Capital Expenditures Detail

For the Quarter Ended September 30, 2004

(000s)

Incremental

	Common Area	Landscaping & Parking Lot	Base Building	Roofing	Other	Total
Office	$79	$21	$73	$0	$15	$188
Industrial	—	—	—	—	—	—

Total	$79	$21	$73	$0	$15	$188

Non-Incremental

	Common Area	Landscaping & Parking Lot	Base Building	Roofing	Other	Total
Office	$68	$25	$462	$0	$64	$619
Industrial	—	9	—	441	—	450

Total	$68	$34	$462	$441	$64	$1,069

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 18

Year-To-Date Non-Incremental Leasing Cost Analysis

For the Period Ended September 30, 2004

	Q1 2004			Q2 2004			Q3 2004			Total 2004
		Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft
Office	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year
Renewals	108	$5.42	$1.56	124	$11.94	$1.98	129	$3.08	$1.17	361	$6.82	$1.56
Expansions	34	$15.29	$2.30	124	$20.90	$3.35	53	$14.02	$2.75	211	$18.27	$3.03
New Leases	72	$17.89	$2.89	138	$20.38	$2.89	244	$31.40	$3.19	454	$25.91	$3.05

	214	$11.18	$2.13	386	$17.84	$2.75	426	$20.66	$2.52	1,026	$17.62	$2.52

	Q1 2004			Q2 2004			Q3 2004			Total 2004
		Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft			Leasing Cost /Sq Ft
Industrial	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year	KSF	for Term	per Year
Renewals	29	$1.67	$0.84	58	$1.52	$0.39	130	$2.84	$0.60	217	$2.33	$0.58
Expansions	1	$9.46	$4.73	1	$3.14	$1.05	0	$0.00	$0.00	2	$6.30	$2.89
New Leases	45	$3.37	$0.67	44	$2.64	$0.54	13	$1.77	$0.88	102	$2.85	$0.64

	75	$2.79	$0.79	103	$2.01	$0.46	143	2.74	$0.63	321	$2.52	$0.61

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 19

Non-Incremental Leasing Cost Analysis By City

For the Quarter Ended September 30, 2004

		Renewals						Expansions						New Leases
Property	NRA KSF	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent

					/SF	/SF/Yr					/SF	/SF/Yr					/SF	/SF/Yr
Office Properties
Oakland Properties	1,007	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00
Silicon Valley	306	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00
San Diego Properties	814	8	20	3	$4.94	$1.65	$18.64	1	4	7	$14.19	$2.03	$26.04	3	5	3	$15.25	$5.08	$18.20
Denver Properties	709	1	12	5	$12.91	$2.58	$9.47	1	3	4	$2.20	$0.55	$7.13	1	2	3	$11.01	$3.67	$7.91
Chicago Properties	2,262	3	16	3	$1.21	$0.40	$16.41	2	10	8	$13.32	$1.67	$11.49	5	124	14	$42.37	$3.03	$12.93
Detroit Properties	242	1	10	2	$3.24	$1.62	$18.19	0	0	0	$0.00	$0.00	$0.00	1	5	7	$30.84	$4.41	$10.62
Austin Properties	1,673	3	6	3	$4.08	$1.36	$17.03	1	1	6	$21.72	$3.62	$9.50	1	72	7	$24.42	$3.49	$13.38
Dallas Properties	3,693	1	3	4	$5.06	$1.27	$13.14	3	17	5	$19.92	$3.98	$11.12	2	13	5	$10.79	$2.16	$5.50
Fort Worth Properties	1,025	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00
Northern Virginia Properties	2,737	2	62	1	$0.84	$0.84	$15.54	2	12	3	$6.74	$2.25	$13.50	3	6	3	$8.99	$3.00	$14.22
Suburban Maryland	1,263	0	0	0	$0.00	$0.00	$0.00	1	6	5	$17.55	$3.51	$18.02	2	17	4	$11.86	$2.97	$14.43

Subtotal - Office Properties	15,731	19	129	2	$3.08	$1.17	$15.78	11	53	5	$14.02	$2.75	$13.38	18	244	10	$31.40	$3.19	$12.82

Industrial Properties
Los Angeles Properties	1,253	2	117	5	$3.10	$0.62	$6.45	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00
San Diego Properties	268	1	13	1	$0.45	$0.45	$10.08	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00
Chicago Properties	682	0	0	0	$0.00	$0.00	$0.00	0	0	0	$0.00	$0.00	$0.00	1	13	2	$1.77	$0.89	$4.38

Subtotal - Industrial Properties	2,203	3	130	5	$2.84	$0.60	$6.81	0	0	0	$0.00	$0.00	$0.00	1	13	2	$1.77	$0.88	$4.38

Total Properties	17,934	22	259	3				11	53	5				19	257	10

Note:	Square footage shown at Prentiss’ ownership percentage. Straight-lined Net Rent represents base rent straight-lined over the term of the lease, net of any operating cost recovery portion of base rent.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 20

Summary of Land Held for Future Development

Quarter Ended September 30, 2004

(in thousands, except acres)

Project	Market	Acres	Buildable Square Feet	Month of Acquisition	Cost Basis (1)	Comments
Land for Office Development
Park West Commerce Center	Dallas/Fort Worth	7.400	160	Jun-97	$1,449	Adjacent to IBM Call Center and Lakeview Center.
Park West C-1	Dallas/Fort Worth	4.700	350	Jun-97	1,851	Adjacent to Park West C-2.
Oakland B Site	San Francisco Bay Area	0.867	300	Mar-98	2,312	Adjacent to World Savings Center in Lake Merritt Financial District.
WestPoint II	Dallas/Fort Worth	5.300	150	Apr-98	2,757	Adjacent to WestPoint I.
Natomas Corporate Center IV	Sacramento	10.933	176	Apr-98	3,483	Within the Natomas Corporate Center office park.
Millennium Center	Dallas/Fort Worth	4.500	89	Sep-98	—	Adjacent to previously developed building. Cost carried by developed bldg.
South Lake at Dulles Corner	Metro. Washington, DC	7.476	265	Dec-00	11,155	Adjacent to Park West at Dulles Corner.
The Park at Barton Creek	Austin	20.630	211	Jun-01	5,045	Located in Southwest Austin near Barton Skyway.
Westlake at Dulles Corner II	Metro. Washington, DC	see note (2)	200	Jul-01	1,111	Adjacent to Park West at Dulles Corner.
Two Kaiser Plaza (see note 3)	San Francisco Bay Area	1.025	300	Dec-03	6,061	Adjacent to the Ordway in Lake Merritt Financial District.
Cityplace	Dallas/Fort Worth	3.000	600	May-04	1,900	Adjacent to Cityplace.
Great America Parkway	Silicon Valley	see note (2)	230	May-04	6,670	Adjacent to 5500 Great America Parkway.
Campus at Torry View	San Diego	7.700	200	Jul-04	15,077	Located in Del Mar Heights.

Total Land Held for Future Development		73.531	3,231		$58,871

NOTES:	In addition to the land listed above, the Company owns 5.7 acres which can accommodate a 147,000 sf expansion of its 16801 S. Exchange Industrial Property in Chicago. The Company also entered into a contract on October 8, 2004 to purchase approximately .6 acres of land in Northern California.

(1) -	The cost basis includes purchase price plus development costs. Interest and carry cost are not capitalized.

(2) -	Not yet subdivided.

(3) -	Purchase price includes the right to lease spaces in a parking structure.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 21

Summary of Development Activity

Quarter Ended September 30, 2004

(in thousands)

Currently Under Construction

Project	Market	Square Feet	Start Date	Shell Completion Date	% Leased	% Leased & Committed	Estimated Cost	Cost-to- Date	Projected Stabilized Cash on Cash Return
High Bluff at Del Mar	San Diego	158	Jun-04	Jul-05	50%	50%	$48,064	$18,085	8.8%

Office Developments in Process		158			50%	50%	$48,064	$18,085	8.8%

NOTES:	- Additional information on this project is provided on the following page.

- Leasing figures are updated through October 17, 2004.

- Capitalized interest for the quarter totaled approximately $291,000.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 22

High Bluff Ridge at Del Mar

Del Mar, California

Property Description

High Bluff Ridge will consist of one three-story and one four-story Class “A” office buildings both with subterranean parking and a stand-alone 152-stall parking structure. Upon completion, the project will total approximately 157,859 net rentable square feet and provide a total of 616 parking spaces. High Bluff Ridge will be constructed on 7.8 acres of the San Diego Corporate Center, a 102-acre master planned office park.

High Bluff Ridge will be constructed of structural steel framing and stone exteriors. The floor plates, which range from 21,000 square feet to 23,000 square feet, are designed with saw-toothed corners to maximize corner office window lines. Each floor will provide the capability to design up to 12 potential corner offices. Bay depths are an ideal size, ranging for the most part between 40 and 45 feet. The lobbies will feature multi-level atriums with stone tiled floors. Suites will be individually metered. Tenant controlled energy efficient water loop heat pump systems will provide heating, ventilation and air conditioning. The building will be fully sprinklered and offer enclosed hydraulic elevators. A centralized courtyard and water feature located between the two buildings will offer tenants exterior seating areas in a park-like setting.

High Bluff Ridge is located in Del Mar Heights, one of the best performing and most desirable office submarkets in San Diego. The project is located on High Bluff Drive at the northern entrance of the San Diego Corporate Center and can access Interstate 5 from either the Del Mar Heights Road or Carmel Valley off ramps. Excellent views and visibility are achieved by virtue of the location at Interstate 5.

Property Facts

Location:	12481-12531 High Bluff Drive
Type:	Office
Buildings:	2
Floors:	3/4
Net Rentable SF:	157,859
Construction Start Date:	June 2004
Completion Date:	July 2005
Percentage Pre-leased:	49.5%

Major Tenants

Tenant	SF	% of Building
Morrison Foerster	78,198	49.5%

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 23

Acquisition and Disposition Activity

Rolling Twelve Months Ended September 30, 2004

(in thousands)

	Market	Submarket	No. of Buildings	Square Feet	Transaction Month	Price
Acquisitions
Northern San Diego Portfolio	San Diego	Carlsbad	7	370	Nov-03	$67,000
Cityplace	Dallas/Fort Worth	Central Expressway	1	1,296	Apr-04	124,000
The Bluffs	San Diego	Carlsbad	1	69	May-04	17,700
Great America Parkway	Northern California	Silicon Valley	3	306	May-04	34,750

			12	2,041		$243,450

Dispositions
Natomas	Sacramento	South Natomas	6	566	Jun-04	$80,746
Shadowridge Business Center	San Diego	Vista	4	91	Jul-04	10,200
One Westchase	Houston	Westchase	1	466	Aug-04	44,250

			11	1,123		$135,196

Represents 100% of square footage and purchase price, including joint venture assets.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 24

Summary of Properties Owned and Managed

September 30, 2004

	Rentable Square Footage (000s)
	Owned	Managed	Total
Core Markets
Metropolitan Washington, D.C.	4,000	6,224	10,224
Dallas/Fort Worth	4,718	1,150	5,868
Northern California	1,313	2,427	3,740
Chicago	2,944	94	3,038
Austin	1,673	556	2,229
San Diego	1,082	215	1,297

Subtotal - Core Markets	15,730	10,666	26,396
Other Markets
Los Angeles	1,253	217	1,470
Denver	709	188	897
Suburban Detroit	242	3	245
Houston		197	197

Subtotal - Other Markets	2,204	605	2,809

Total - All Markets	17,934	11,271	29,205

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 25

Selected Property Data

As of September 30, 2004

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Office Properties in Core Markets
1676 International Drive (1) (4)	Tysons Corner	1	75	100%	$29.81	5	Bearing Point (59); Shaw Pittman Potts (6)
2411 Dulles Corner Road	Herndon	1	177	98%	$27.76	7	Grumman (130); Lockheed Martin (21)
13825 Sunrise Valley Drive	Herndon	1	106	98%	$27.44	3	Northrup Grumman (64); Federal Network (27)
3130 Fairview Park Drive	Merrifield	1	183	100%	$32.38	3	Lewin Quintiles (103); Microstrategy (78)
3141 Fairview Park Drive	Merrifield	1	192	90%	$27.26	28	Hewlett Packard (18); AXA Advisors (17)
4401 Fair Lakes Court	Fairfax	1	59	90%	$31.63	5	CC Pace Resources (35); Leonard Wolf (5)
6600 Rockledge Drive	Bethesda	1	156	100%	$32.02	3	Host Marriott (102); Crestline Capital (27)
7101 Wisconsin Avenue	Bethesda	1	237	58%	$28.98	31	BDO Seidman (34); Medtap (12)
8260 Greensboro (1) (4)	Tysons Corner	1	40	65%	$25.01	27	DDL Omni Engineering (6); F Five Network (4)
8521 Leesburg Pike	Tysons Corner	1	151	81%	$22.80	9	Lessard Architects (44); Hyland Financial (33)
12601 Fair Lakes Circle	Fairfax	1	264	100%	$26.87	1	CGI Group, Inc.P50 (264)
Calverton Office Park	Beltsville	3	307	85%	$21.89	15	Verizon (101); FBI (60)
Campus Point	Reston	1	172	100%	$19.45	1	Verizon (172)
Fairmont Building	Bethesda	1	124	90%	$28.36	8	Chevy Chase Bank (60); Gallager (21)
Greenwood Center	Fairfax	1	150	100%	$24.91	8	Mantech Int’l (60); Logicon (32)
Oakwood Center	Fairfax	1	128	99%	$23.23	16	Logicon (41); Oracle (38)
Park West at Dulles	Herndon	1	152	100%	$28.46	2	Deltek Systems, Inc. (81); Perot Systems Corp (70)
Plaza 1900	Tysons Corner	1	203	100%	$27.15	2	AT&T (167); Nat’l Captioning Institute (36)
Research Office Center	North Rockville	3	439	92%	$26.20	12	Aspen (208); BCE (85); Marriott (66)
Computer Associates (1) (5)	Herndon	1	116	100%	$25.80	1	Computer Associates (116)
Willow Oaks I - III	Merrifield	3	569	72%	$25.29	14	SRA (106); Perot (90)

Metro. Washington, D.C.		27	4,000	89%	$26.37	201

Bachman East & West	Preston Center	2	196	89%	$18.92	18	Prentiss Properties (44); First Worthing (37)
Burnett Plaza	Ft. Worth CBD	1	1,025	96%	$22.64	39	AmeriCredit (238); Burlington Resources (199); GSA/HUD (102); Practitioners Publishing (82); Voyager Indemnity (73); Cantey Hanger (63); SEC (51).
Cityplace Center	Central Expressway	1	1,296	85%	$17.89	17	7-Eleven (504); Homecomings Financial (177); RBC Dain Rauscher (105);
							AON (57); Silber Pearlman (55)
Cottonwood Office Center	Las Colinas	3	165	93%	$15.01	6	Liberty Mutual Life (120); Lexington Service Associates (26)
IBM Call Center	Las Colinas	1	150	100%	$17.34	1	IBM (150)
Lakeview Center	Las Colinas	1	101	100%	$14.74	5	Value Options (62); Aramark Services (13)
Millennium Center	Richardson/ Plano	1	99	0%	$—	—
Park West C2	Las Colinas	1	349	84%	$26.79	12	IBM (163); Seibel Systems (36)
Park West C3	Las Colinas	1	339	77%	$21.92	20	IBM (104); Summit Alliance (20)
Park West E1	Las Colinas	1	183	100%	$19.91	1	Celanese (183)
Park West E2	Las Colinas	1	201	11%	$16.88	7	Computer Task Group (5), Dewey’s Café (4)
Walnut Glen Tower	Central Expressway	1	464	96%	$21.75	40	AIG (157); Metro PCS (33)
WestPoint Office Property	Las Colinas	1	150	78%	$24.13	3	GenPass Technologies (79); MedSynergies (27)

Dallas/Fort Worth		16	4,718	84%	$19.96	169

123 North Wacker	West Loop (Chicago CBD)	1	541	90%	$33.42	41	Morton Int’l (79); Meckler Bulger (57)
1717 Deerfield Road	North Suburbs	1	141	94%	$21.43	3	Dade Behring (107); Warady & Davis (24)
1800 Sherman Avenue	North Suburbs	1	136	59%	$28.46	15	ZS Associates (43); Keith Block (12)
701 Warrenville Road	East-West Tollway	1	67	97%	$26.39	7	T-Systems (42); Zenith Insurance (10)
Bannockburn Centre	North Suburbs	1	257	100%	$23.72	1	Moore North America (257)
Corporetum Office Campus	East-West Tollway	5	322	73%	$21.94	23	Nat’l Louis Univ (86); Ipsco Enterprises (22)
O’Hare Plaza II	O’Hare	1	236	82%	$28.70	21	T-6 Partners (45); Lincoln Financial (25)
One O’Hare Centre	O’Hare	1	380	74%	$27.67	32	First Union (34); Colliers, Bennett (28)
410 Warrenville	East-West Tollway	1	60	100%	$16.31	1	Ikon (60)
Corporate Lakes III (1) (5)	East-West Tollway	1	63	100%	$26.07	3	Unilever (61); GE Polymerland (3)
Salton	North Suburbs	1	59	100%	$31.16	1	Salton, Inc. (59)

Chicago		15	2,262	85%	$27.25	148

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 26

Selected Property Data

As of September 30, 2004

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
5500 Great America Parkway	Silicon Valley (Santa Clara)	3	306	72%	$15.42	1	Hyperion Solutions (220)
Lake Merritt Tower I	Lake Merritt (Oakland CBD)	1	204	95%	$31.64	9	Health Net (67); CH2MHill (63)
The Ordway	Lake Merritt (Oakland CBD)	1	531	98%	$32.61	50	Kaiser FHP (312); KPMG (27)
World Savings Center	Lake Merritt (Oakland CBD)	1	272	98%	$29.47	17	World Saving & Loan Assoc. (148); Burnham/Brown (48)

Northern California		6	1,313	91%	$27.80	77

Carlsbad Pacific Center I - III	Carlsbad	3	130	94%	$28.27	36	National University (19); HQ Global Workplace (17)
Carlsbad Pacifica	Carlsbad	1	49	88%	$26.31	11	UBS PaineWebber (10); Advantage (6)
Del Mar Gateway	Del Mar	1	164	100%	$33.43	4	Brandes (123); US Bank (29)
Executive Center Del Mar	Del Mar	2	113	83%	$30.62	15	Oracle Corp. (16); Granite (13)
Plaza I & II	Carlsbad	2	89	87%	$26.34	16	Camp, Dresser & McKee (23); Mobile Systems (13)
The Campus	Carlsbad	1	45	100%	$24.65	10	Physical Rehab (11); Technology Associates (11)
The Bluffs (1) (5)	Rancho Bernardo	1	35	89%	$30.34	11	1st Choice Executive Suites (9); The University of Phoenix (6)
Camino West Corporate Park(1) (5)	Carlsbad	1	28	93%	$21.52	7	Verizon CA (9), Nat’l Search Assoc. (5)
Carlsbad Airport Plaza (1) (5)	Carlsbad	1	32	97%	$25.56	18	Pacific Bonding Corp (7), Careercast, Inc. (4)
La Place Court (1) (5)	Carlsbad	2	41	85%	$22.42	16	First Community Bank (9); Nexprise, Inc. (5)
Pacific Ridge Corporate Centre (1) (5)	Carlsbad	2	62	92%	$27.71	13	The McGraw-Hill Company (16); Western Pacific (11)
Pacific View Plaza (1) (5)	Carlsbad	1	26	96%	$27.31	9	HI/FN (9); GMS Realty LLC (8)

San Diego		18	814	92%	$28.49	166

Barton Skyway I	Southwest Austin	1	195	99%	$27.13	12	Intel (123); Blakely, Sokaloff & Zaf (21)
Barton Skyway II	Southwest Austin	1	196	89%	$28.66	3	Billing Concepts/Aptis (76); Sigmatel (72)
Barton Skyway III	Southwest Austin	1	173	100%	$30.84	9	Gray Cary (60); Humana (38)
Barton Skyway IV	Southwest Austin	1	223	100%	$27.91	6	Vignette (110); Oneok, Inc.(53)
Broadmoor Austin (1) (6)	Northwest Austin	7	556	100%	$18.99	2	IBM (556)
Cielo Center	Southwest Austin	3	271	90%	$23.01	39	Partner’s Holdings (42); Arm Inc. (34)
Spyglass Point	Southwest Austin	1	59	100%	$28.77	5	Davis & Wilkerson (30); Keller Williams (15)

Austin		15	1,673	97%	$24.48	76

Subtotal Office Properties in Core Markets		97	14,780	88%	$24.49	837

Office Properties in Other Markets
Carrara Place	Southeast Denver	1	234	98%	$18.24	8	Thomson Healthcare (128); American Medical Response (55)
Highland Court	Southeast Denver	1	93	84%	$18.59	12	Veco Engineering (28); TXU (21)
Orchard Place I & II	Southeast Denver	2	105	99%	$20.34	8	Security Title (49); GSA-DOD (19)
PacifiCare Building	Southeast Denver	1	198	79%	$19.80	3	PacfiCare (140); SS&C (8)
Panorama Point	Southeast Denver	1	79	82%	$17.10	4	Western Stone (39); Stanley Consultants (20)

Denver		6	709	89%	$18.91	35

One Northwestern Plaza	Southfield	1	242	88%	$22.35	34	Watson Wyatt (65); Novell (12)

Suburban Detroit		1	242	88%	$22.35	34

Subtotal Office Properties in Other Markets		7	951	89%	$19.78	69

Total Office Properties		104	15,731	88%	$24.21	906

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 27

Selected Property Data

As of September 30, 2004

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Industrial Properties
Chicago		4	682	98%	$5.70	8	Reliable/Silverline (267); Office Depot (189)
Los Angeles		18	1,253	88%	$7.02	21	Nippon Express (499); Fujitsu-Ten (76)
San Diego		4	268	100%	$16.32	8	24-Hour Fitness (50); AP Labs (45)

Subtotal Industrial Properties in Core Markets		26	2,203	93%	$7.74	37

Total Industrial Properties		26	2,203	93%	$7.74	37

Total Operating Properties		130	17,934	89%		943

(1) -	Represents our pro rata square footage of joint venture assets or our pro-rata share of rents.

(2) -	“Rent” includes annualized base rents, recoveries, and escalations divided by occupied square feet. Rent does not include an straight-line rent adjustment. If currently in free rent period, first cash rent is used.

(3) -	Major Tenants include office tenants greater than 50,000 sf, industrial tenants greater than 150,000 sf or the 2 largest per building.

(4) -	Properties owned by Tyson’s International Partners, of which Prentiss Properties owns 25%.

(5) -	Properties owned by Prentiss Office Investors, L.P., of which Prentiss Properties owns 51%.

(6) -	Properties owned by Broadmoor Austin Associates, of which Prentiss Properties owns 50%.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 28

Summary of Financing

September 30, 2004

Description	Number of Bldgs. Encumbered	Balance (000s)	Maturity	Interest Rate		Current Debt Service
Walnut Glen Tower	1	$33,199	1-Apr-05	6.92%		Amortizing
Burnett Plaza	1	66,000	9-Jul-05	LIBOR + 1.500%		Interest Only
Highland Court	1	4,388	1-Apr-06	7.27%		Amortizing
Plaza I & II	2	6,910	1-Jan-07	7.75%		Amortizing
PPREFI Portfolio Loan (1)	36	180,100	26-Feb-07	7.58%		Interest Only
High Bluffs (2)	1	2,541	16-Aug-07	LIBOR + 1.400%		Interest Only
Collateralized Term Loan (3)	2	30,000	30-Sep-07	LIBOR + 1.150%		Amortizing
Corporetum Office Campus	5	24,436	1-Feb-09	7.02%		Amortizing
The Bluffs (2)	1	5,457	23-Jul-09	LIBOR + 1.300%		Interest Only
7101 Wisconsin Avenue	1	20,169	1-Apr-09	7.25%		Amortizing
Prentiss Office Investors, L.P. (2) (4)	9	43,350	1-Aug-09	LIBOR + 0.850%		Interest Only
Ordway	1	47,565	1-Aug-10	7.95%		Amortizing
1676 International (5)	1	10,921	30-Aug-10	7.68%		Amortizing
8260 Greensboro (5)	1	3,909	30-Aug-10	7.83%		Amortizing
World Savings Center	1	28,281	1-Nov-10	7.91%		Amortizing
Park West C2	1	33,066	10-Nov-10	6.63%		Amortizing
One O’Hare Centre	1	39,272	10-Jan-11	6.80%		Amortizing
3130 Fairview Park Drive	1	22,011	1-Apr-11	7.00%		Amortizing
Broadmoor Austin (5)	7	66,840	10-Apr-11	7.04%		Amortizing
Research Office Center	3	43,558	1-Oct-11	7.64%		Amortizing
Bannockburn Centre	1	25,914	1-Jun-12	8.05%		Amortizing
Del Mar Loan	3	43,506	1-Jun-13	7.41%		Amortizing
Total Properties Encumbered	81	781,393
Unsecured Financing
Line of Credit	N/A	179,000	19-Feb-07	LIBOR + 1.250%
Unsecured Term Loan - Commerz	N/A	75,000	15-Mar-09	LIBOR + 1.250%
Unsecured Term Loan - EuroHypo - I	N/A	100,000	22-May-08	LIBOR + 1.250%
Unsecured Term Loan - EuroHypo - II	N/A	13,830	15-Jul-09	7.46%

Total Financing/Weighted Average Rate		$1,149,223		6.36	% (6)

Total Real Estate Buildings						131

Percent of Total Real Estate Book Value Encumbered						53%

Counterparty	Notional Amount	Maturity	Fixed Rate Paid (7)	Fair Value (000s)
Commerzbank	25,000	10-Jul-05	4.345%	(400)
SunTrust	15,000	10-Jul-05	4.345%	(240)
Fleet National Bank	20,000	1-Mar-06	5.985%	(954)
EuroHypo	30,000	1-Mar-06	5.990%	(1,433)
SunTrust	50,000	1-Aug-07	2.270%	1,182
Bank of Montreal	25,000	1-Aug-07	2.277%	586
PNC Bank (8)	35,700	1-Aug-08	4.139%	(950)
Bank of America (9)	30,000	30-Sep-08	3.857%	(457)
PNC Bank (9)	30,000	1-Oct-08	3.819%	(414)
Bank of America (9)	20,000	1-Oct-08	3.819%	(276)
Societe Generale	50,000	1-May-09	3.935%	(739)
Union Bank of California (9)	30,000	1-Oct-09	3.443%	339

Variable to Fixed Interest Rate Swaps (10)	$360,700			$(3,756)

(1) -	The PPREFI Loan is collateralized by the following 36 properties: the Los Angeles Industrial properties (18 properties), the Chicago Industrial properties (four properties), the Cottonwood Office Center properties (three properties), Park West E1 and E2 (two properties), One Northwestern Plaza, 3141 Fairview Park Drive, 13825 Sunrise Valley Drive, O’Hare Plaza II, 1717 Deerfield Road, 2411 Dulles Corner Road, 4401 Fair Lakes Court, the Westpoint Office property and the PacifiCare Building.

(2) -	Represents our pro rata share of consolidated joint venture debt.

(3) -	The Term Loan is collateralized by the following two properties: 8521 Leesburg Pike and IBM Call Center.

(4) -	The Prentiss Office Investors, L.P. Loan is collateralized by the following 9 properties: Camino West Corporate Park, Carlsbad Airport Plaza, La Place Court (2 properties), Pacific Ridge Corporate Centre (2 properties), Pacific View Plaza, Corporate Lakes III, and Computer Associates.

(5) -	Represents our pro rata share of unconsolidated joint venture debt.

(6) -	Includes the effect of interest rate swaps, the amortization of interest rate hedge contracts and usage fees on the line of credit.

(7) -	Represents the fixed rate paid before the spread over LIBOR.

(8) -	Represents our pro rata share of unconsolidated joint venture swap.

(9) -	Effective date is 10/1/2004.

(10) -	Represents the amount of variable rate debt converted to fixed rate debt.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 29

Return on Invested Capital

Our calculation of return on invested capital (ROIC) annualizes current quarter stabilized property NOI (after deducting G & A) and divides the number by book value of stabilized properties before depreciation. Management income, interest income and other non-property income are excluded from the calculation. We believe that this measure is extremely important in evaluating the effectiveness of management’s capital allocation decisions. Studies by various investment banks have demonstrated that we rank very high relative to our office and industrial peers by this measure. The chart below shows our measure of ROIC since the third quarter of 1998.

[GRAPHIC]

Stock Performance

A dollar invested in Prentiss Properties at our IPO on October 16, 1996 would be worth $3.10 at September 30, 2004 (including dividends). This compares very favorably to a similar investment in the NAREIT Equity Index which would now be worth $2.63, or in the average return of our peer group (ARI, BDN, CLI, CRE, DRE, EOP, HIW, KRC, LRY and RA) which would now be worth $2.65.

Annual Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003	YTD 2004
Prentiss	26.6%	18.2%	(14.4%)	3.5%	34.9%	9.7%	11.1%	24.6%	14.22%
NAREIT	18.9%	20.3%	(17.5%)	(4.6%)	26.4%	13.9%	3.8%	37.1%	14.19%
Peer Grp Average	17.8%	25.3%	(14.7%)	(0.3%)	32.6%	7.3%	0.2%	32.8%	11.46%

Cumul. Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003	YTD 2004
Prentiss	$1.27	$1.50	$1.28	$1.32	$1.79	$1.96	$2.18	$2.72	$3.10
NAREIT	$1.19	$1.43	$1.18	$1.12	$1.42	$1.62	$1.68	$2.31	$2.63
Peer Grp Average	$1.18	$1.48	$1.26	$1.26	$1.66	$1.78	$1.79	$2.38	$2.65

(1)	10/16/96 to 12/31/96.

(2)	Value of $1.00 invested on 10/16/96, including dividends.

The market price of our stock was $36.00 per share as of September 30, 2004 and was $36.65 as of the close on October 15, 2004. Based on the September 30, 2004 and the October 15, 2004, closing prices, our dividend represents a yield of approximately 6.2% and 6.1%, respectively.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 30

Definitions of Non-GAAP Financial Measures

We use non-GAAP financial measures in our filings and other public disclosures. These non-GAAP financial measures are defined below.

Funds from Operations (FFO)

FFO is a widely recognized measure of REIT operating performance. FFO is a non-GAAP financial measure and as defined by the National Association of Real Estate Investment Trusts, means net income, computed in accordance with GAAP excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships, joint ventures and subsidiaries. We believe that FFO is helpful to investors and our management as a measure of our operating performance because it excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, and, as a result, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income. In addition, we believe that FFO provides useful information to the investment community about our financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operating performance of REITs. However, our FFO may not be comparable to FFO reported by other REITs that do not define FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to FFO. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Adjusted FFO

Adjusted FFO is a non-GAAP financial measure that we define as FFO (defined above) excluding (adding back) impairment losses related to real estate assets and debt defeasance losses related to real estate assets sold. We believe that our Adjusted FFO provides useful information to the investment community about our financial performance when compared to other REITs as it eliminates FFO differences caused by the timing and classification within the income statement of real estate and real estate debt related losses. However, our Adjusted FFO may not be comparable to FFO or Adjusted FFO reported by other REITs that do not define FFO or Adjusted FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Adjusted FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to Adjusted FFO. Adjusted FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Like FFO, our Adjusted FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 31

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that we define as FFO (as defined above) less non-incremental capital expenditures, straight-line rent adjustments, rental income adjustments recognized in accordance with Statement of Financial Accounting Standards No. 141 (SFAS No. 141) and the amortization of financing costs. We believe that FAD is helpful to investors and our management as a measure of the performance of an equity REIT because, along with cash flow from operating activities, financing and investing activities, it provides investors with an indication of our ability to incur and service debt and to fund dividends and other cash needs. Our FAD may not be comparable to FAD reported by other REITs that do not define FAD exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FAD should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto.

We believe that net income is the most directly comparable GAAP financial measure to FAD. FAD does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus depreciation and amortization, interest expense, losses from property dispositions, including impairment losses, and extraordinary expense items less gains from property dispositions and extraordinary income items. Our management uses NOI internally as a performance measure and believes NOI is useful to investors as a performance measure because NOI reflects only those income and expense items that are incurred at the property level and is therefore a useful measure for evaluating a property’s performance. Using NOI on a comparative basis, it allows investors to evaluate property level performance to: (a) hold management accountable for maintaining or increasing property level NOI from period to period and (b) compare the operating performance of our properties in a given market with the operating performance of other real estate companies in the same market, and consequently allocate their own investment capital accordingly. Our management uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Investors are able to evaluate whether management has appropriately allocated or re-allocated resources to better performing properties.

Further, we use NOI internally as a performance measure and believe NOI is useful to investors as a performance measure because, when compared year over year, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activity, and general and administrative expenses, on an un-leveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items such as interest expense, while included in net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. In addition, it is useful to our management and investors that depreciation and amortization are excluded from NOI because historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time, and, instead, real estate values have historically risen or fallen with market conditions.

NOI presented by us may not be comparable to NOI reported by other REITs that do not define NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 32

Same Store NOI and Same Store Growth

Same store NOI is similar to property level NOI, but excludes termination fees, which are generally onetime payments that may distort results of operations for comparable periods and straight-line rent adjustments, which eliminates the impact of rental rate increases or decreases from in-place leases. Same Store Growth represents the percentage change in property level NOI for properties that have been fully operational for two comparable reporting periods. Same Store Growth allows analysts, investors and management to analyze property operations and evaluate the growth trend of our portfolio. We use Same Store NOI internally as a performance measure and believe Same Store NOI is useful to investors as a performance measure because, when compared period over period, Same Store NOI reflects the impact on operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income.

Same Store NOI presented by us may not be comparable to Same Store NOI reported by other REITs that do not define Same Store NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Same Store NOI should be examined in conjunction with our other performance measures including net income as presented in our consolidated financial statements and notes thereto. Same Store NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2004 Page 33

INVESTOR INFORMATION

RESEARCH COVERAGE

- **AG EDWARDS**
  Dave AuBuchon
  314.955.5452

- **BANK OF AMERICA**
  Ross Nussbaum
  212.847.5668

  John Kim
  212.847.5761

- **CITIGROUP**
  Jon Litt
  212.816.0231

  John Stewart
  212.816.1685

- **DEUTSCHE BANK**
  Lou Taylor
  212.469.4912

  Dennis Maloney
  212.469.6799

- **FRIEDMAN, BILLINGS, RAMSEY & CO. INC.**
  David Loeb
  703.469.1289

  Gustavo Sarago
  703.469.1042

- **GREEN STREET ADVISORS**
  Jim Sullivan
  949.640.8780

- **LEHMAN BROTHERS**
  David Shulman
  212.526.3413

  David Harris
  212.526.1790

- **MCDONALD INVESTMENTS**
  Frank Greywitt
  216.443.4795

- **PRUDENTIAL SECURITIES**
  Jim Sullivan
  212.778.2515

  Jamie Feldman
  212.778.1724

- **RAYMOND JAMES**
  Paul Puryear
  727.573.3800
  x 32253

  Bill Crow
  727.573.8963

- **UBS WARBURG**
  Keith Mills
  212.713.3098